UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 20, 2018

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 20, 2018, Lipocine Inc. issued a press release announcing the presentation of LPCN 1144 clinical data at Keystone Symposia on Integrated Pathways of Disease in NASH and NAFLD in Santa Fe, New Mexico on January 22, 2019. The press release is filed as Exhibit 99.1 and are incorporated herein by reference.

Additionally, the Company will highlight the association of hypogonadism and non-alcoholic fatty liver disease (“NAFLD”) including LPCN 1144 clinical results in which liver fat was assessed via Magnetic Resonance Imaging-Proton Density Fat Fraction (“MRI-PDFF”) in hypogonadal males at the Keystone Symposia on Integrated Pathways of Disease in NASH and NAFLD. The abstract is filed as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release Announcing LPCN 1144 MRI-PDFF Clinical Results Selected for Presentation at Keystone Symposia on Integrated Pathways of Disease in NASH and NAFLD

99.2	Abstract Entitled “Hypogonadism is Associated with NAFLD: LPCN 1144 MRI-PDFF Clinical Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	December 20, 2018	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer